UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

Current Report

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 31, 2017

Argo Group International Holdings, Ltd.

(Exact name of registrant as specified in its charter)

Bermuda	1-15259	98-0214719
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

110 Pitts Bay Road Pembroke HM 08 Bermuda		P.O. Box HM 1282 Hamilton HM FX Bermuda
(Address, Including Zip Code, of Principal Executive Offices)		(Mailing Address)

Registrant’s telephone number, including area code: (441) 296-5858

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 2.03.	CREATION OF A DIRECT FINANCIAL OBLIGATION OR AN OBLIGATION UNDER AN OFF-BALANCE SHEET ARRANGEMENT OF A REGISTRANT.

On January 31, 2017, Argo Group International Holdings, Ltd. (“Argo Group”) drew $125,000,000 under its $175,000,000 Credit Agreement in order to fund the previously announced acquisition of Ariel Re. Terms of the $175,000,000 Credit Agreement are described in Argo Group’s Form 8-K filed with the U.S. Securities and Exchange Commission on March 10, 2014.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ARGO GROUP INTERNATIONAL HOLDINGS, LTD.

	By:	/s/ Jay S. Bullock
Dated: February 6, 2017		Name:	Jay S. Bullock
		Title:	Executive Vice President and Chief Financial Officer

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